UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 10, 2008

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

                            Delaware                                                      1-9273                                                    75-1285071
                          (State or Other Jurisdiction                                    (Commission                                             (IRS Employer
                                   of Incorporation)                                          File Number)                                          Identification No.)

                                                                                 4845 US Hwy. 271 N.
                                                                                    Pittsburg, Texas                                                                           75686-0093
                                                                              (Address of Principal Executive Offices)                                                        (ZIP Code)

Registrant's telephone number, including area code:  (903) 434-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement.

Amendment to Credit Agreement with CoBank ACB

On March 10, 2008, Pilgrim's Pride Corporation (the "Company") entered into a Seventh Amendment (the "Seventh Amendment") to Credit Agreement by and among the Company, as borrower, CoBank, ACB, as administrative agent (the "Agent"), and the other syndication parties signatory thereto, amending the 2006 Amended and Restated Credit Agreement dated as of September 21, 2006 (the "CoBank Credit Agreement"). The Seventh Amendment amends the definition of EBITDA. Prior to the Seventh Amendment, EBITDA was generally defined to mean consolidated net income, plus interest expense, taxes, depreciation and amortization expenses, and extraordinary losses, minus extraordinary gains. The Seventh Amendment modifies the definition to also add certain restructuring charges to net income in the determination of EBITDA. Restructuring charges generally include asset impairment charges, lease termination costs, severance costs, facility shutdown costs and other related restructuring charges associated with a permanent reduction in capacity, closure of plants, facilities cut-backs, plant closures or significant reconfigurations of facilities. The Seventh Amendment also, among other things, amended the CoBank Credit Agreement to allow the Agent to release its liens with respect to any facility in connection with a Shut Down (as defined in the CoBank Credit Agreement) that is included in the Available Amount Report (as defined in the CoBank Credit Agreement) without the consent of the syndication parties.

The above discussion is a summary of certain terms and conditions of the Seventh Amendment and is qualified in its entirety by the terms and conditions of the Seventh Amendment and the CoBank Credit Agreement. For the complete terms and conditions of the Seventh Amendment summarized in this report, please refer to the Seventh Amendment attached hereto as Exhibit 10.1 and incorporated by reference herein.

Amendment to Credit Agreement with Bank of Montreal

On March 11, 2008, the Company entered into a First Amendment (the "First Amendment") to Fourth Amended and Restated Secured Credit Agreement by and among the Company, To-Ricos, Ltd., To-Ricos Distribution, Ltd., Bank of Montreal, as administrative agent (the "BMO Agent"), and the other lenders signatory thereto (the "BMO Credit Agreement").  The First Amendment amends the definition of EBITDA. Prior to the First Amendment, EBITDA was generally defined to mean consolidated earnings, plus interest expense, taxes, depreciation and amortization expenses, and extraordinary losses, minus extraordinary gains. The First Amendment modifies the definition to also add certain restructuring charges to earnings in the determination of EBITDA with the consent of the BMO Agent. Restructuring charges generally include asset impairment charges, lease termination costs, severance costs, facility shutdown costs and other related restructuring charges related to or associated with a permanent reduction in capacity, closure of plants or facilities, cut-backs, plant closures or significant reconfigurations of facilities.

The above discussion is a summary of certain terms and conditions of the First Amendment and is qualified in its entirety by the terms and conditions of the First Amendment and the BMO Credit Agreement. For the complete terms and conditions of the First Amendment summarized in this report, please refer to the First Amendment attached hereto as Exhibit 10.2 and incorporated by reference herein.

Amendment to Receivables Purchase Agreement with BMO Capital Markets Corp.

On March 11, 2008, the Company entered into Amendment No. 6 (the "Sixth Amendment") to Receivables Purchase Agreement by and among the Company, Pilgrim's Pride Funding Corporation, Pilgrim's Pride Corporation, BMO Capital Markets Corp., as agent ("BMO"), and Fairway Finance Company, LLC (the "Receivables Purchase Agreement").   The Sixth Amendment, among other things, amends the definitions of EBITDA. Prior to the Sixth Amendment, EBITDA was generally defined to mean consolidated earnings, plus interest expense, taxes, depreciation and amortization expenses, and extraordinary losses, minus extraordinary gains. The Sixth Amendment modifies the definition to also add certain restructuring charges to earnings in the determination of EBITDA with the consent of the BMO. Restructuring charges generally include asset impairment charges, lease termination costs, severance costs, facility shutdown costs and other related restructuring charges related to or associated with a permanent reduction in capacity, closure of plants or facilities, cut-backs, plant closures or significant reconfigurations of facilities.

The above discussion is a summary of certain terms and conditions of the Sixth Amendment and is qualified in its entirety by the terms and conditions of the Sixth Amendment and the Receivables Purchase Agreement. For the complete terms and conditions of the Sixth Amendment summarized in this report, please refer to the Sixth Amendment attached hereto as Exhibit 10.3 and incorporated by reference herein.

Item 9.01.                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number                                                             Description

10.1	Seventh Amendment to Credit Agreement, dated as of March 10, 2008, by and among the Company as borrower, CoBank, ACB, as administrative agent, and the other syndication parties signatory thereto.

10.2
First Amendment to the Fourth Amended and Restated Secured Credit Agreement, dated as of March 11, 2008, by and among the Company, To-Ricos, Ltd., To-Ricos Distribution, Ltd., Bank of Montreal, as administrative agent, and the other lenders signatory thereto.

10.3
Amendment No. 6 to Receivables Purchase Agreement, dated as of March 11, 2008, by and among the Company, Pilgrim's Pride Funding Corporation, Fairway Finance Company, LLC, and BMO Capital Markets Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date: March 14, 2008	By: /s/ Richard A. Cogdill
Richard A. Cogdill
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit
Number                                                             Description

10.1	Seventh Amendment to Credit Agreement, dated as of March 10, 2008, by and among the Company as borrower, CoBank, ACB, as administrative agent, and the other syndication parties signatory thereto.

10.2
First Amendment to the Fourth Amended and Restated Secured Credit Agreement, dated as of March 11, 2008, by and among the Company, To-Ricos, Ltd., To-Ricos Distribution, Ltd., Bank of Montreal, as administrative agent, and the other lenders signatory thereto.

10.3
Amendment No. 6 to Receivables Purchase Agreement, dated as of March 11, 2008, by and among the Company, Pilgrim's Pride Funding Corporation, Fairway Finance Company, LLC, and BMO Capital Markets Corp.